UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2003



                          Summit Financial Group, Inc.
             (Exact name of registrant as specified in its charter)



    West Virginia                    0-16587                   55-0672148
   (State or Other                (Commission               (I.R.S. Employer
    Jurisdiction)                 File Number)               Identification)




                              223 North Main Street
                                  Moorefield, WV                 26836
                       (Address of principal executive offices) (Zip Code)





                                 (304) 538-7233
               (Registrant's telephone number,including area code)






                                 Not Applicable
      (Former name, address, and fiscal year, if changed since last report)

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Item 7.  Financial Statements and Exhibits

(c) Exhibits.

99.1     News Release, dated April 16, 2003 incorporated herein by reference.


Item  9.  Regulation FD Disclosure

On April 16, 2003, Summit Financial Group, Inc. ("Summit ") issued a News Release announcing its earnings for the first quarter of 2003. A copy of the News Release is attached as Exhibit 99.1 to this Report.

This Current Report on Form 8-K and the News Release is being provided pursuant to Item 12, Results of Operations and Financial Condition, in accordance with the guidance provided in SEC Release Nos. 33-8216 and 34-47583.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SUMMIT FINANCIAL GROUP, INC.


Date: April 18, 2003                         By:       /s/ Robert S. Tissue
                                                      --------------------------
                                                      Robert S. Tissue
                                                      Senior Vice President and
                                                      Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                                    Description
-----------                                    -----------
99.1 News Release, dated April 16, 2003 incorporated herein by reference.

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